                                                                Exhibit 10.49


                     LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V. C/O
                           LIONBRIDGE TECHNOLOGIES, INC.
                                950 Winter Street
                                Waltham, MA 02154

                                 August 19, 1999


Capital Resource Lenders III, L.P.
85 Merrimac Street, Suite 200
Boston, MA 02114

Morgan Stanley Venture Capital Fund II Annex, L.P.
Morgan Stanley Venture Investors Annex, L.P.
1221 Avenue of the Americas
New York, NY 10020

Ladies and Gentlemen:

     You and we are parties to (a) that certain Senior Subordinated Note Purchase Agreement by and between Capital Resource Lenders III, L.P. ("CRL") and Lionbridge Technologies Holdings, B.V. (the "Company") dated as of February 26, 1999 (the "CRL Purchase Agreement"), (b) the 12% Senior Subordinated Note of the Company in favor of CRL, dated February 26, 1999 (the "CRL Note"), (c) the Senior Subordinated Note Purchase Agreement by and among the Company, Morgan Stanley Venture Capital Fund II Annex, L.P. ("MS Fund II") and Morgan Stanley Venture Investors Annex, L.P. ("MS Investors"), dated as of March 9, 1999 (the "MS Purchase Agreement"), (d) the 12% Senior Subordinated Note of the Company in favor of MS Fund II dated March 9, 1999 (the "MS Fund II Note"), and (e) the 12% Senior Subordinated Note of the Company in favor of MS Investors dated March 9, 1999 (the "MS Investors Note").

     For good and valuable consideration, the Company, CRL, MS Fund II and MS Investors hereby agree as follows:

     Each of the CRL Purchase Agreement and the MS Purchase Agreement is hereby amended as follows, effective upon the closing of a Liquidity IPO (as defined in Section 1.01 of each of the CRL Purchase Agreement and the MS Purchase Agreement):

     (a) Section 2.06(a) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(a) REQUIRED PERIODIC REDEMPTION. [Intentionally Omitted]"

     (b) Section 2.06(b) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(b) REQUIRED REDEMPTIONS IN THE EVENT OF A QUALIFYING LIQUIDITY EVENT. In the event of a Qualifying Liquidity Event, the Company agrees to redeem, without premium, (i) fifty percent

(50%) of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the closing of such Liquidity Event, and (ii) the remaining amount of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the earlier to occur of (A) August 25, 2001 and (B) the closing of a firm commitment underwritten public offering of securities pursuant to a registration statement filed with the Commission under the Securities Act in which the aggregate gross proceeds to the Company are at least $10 million."

     (c) Section 7.02(b) thereof is hereby amended by deleting from the third line thereof, the figure "$15,000,000" and substituting in lieu thereof the figure "$20,000,000".

     (d) Section 7.01(j) and (k) and Section 7.02(c), (k) and (l) are deleted in their entirety.


                   [remainder of Page Intentionally Left Blank]

     In witness whereof, the parties have caused this letter agreement to be executed as of the date first above written.

                                        Very truly yours,

                                        LIONBRIDGE TECHNOLOGIES HOLDINGS, B.V.

                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

Accepted and Agreed:

CAPITAL RESOURCE PARTNERS III, L.P.

By: Capital Resource Partners III, L.L.C.
    General Partner

By:
   ---------------------------------------
Name:
     -------------------------------------
     Member

MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.
    General Partner

By: Morgan Stanley Venture Capital II, Inc.
    Managing General Partner

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

MORGAN STANLEY VENTURE INVESTORS II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.
    General Partner

By: Morgan Stanley Venture Capital II, Inc.
    Managing General Partner

By:
   ---------------------------------------
Name:
     -------------------------------------
Title:
      ------------------------------------

                        LIONBRIDGE TECHNOLOGIES, INC.
                              950 Winter Street
                              Waltham, MA 02154



                                August 19, 1999


Capital Resource Lenders III, L.P.
85 Merrimac Street, Suite 200
Boston, MA 02114


Morgan Stanley Venture Capital Fund II Annex, L.P.
Morgan Stanley Venture Investors Annex, L.P.
1221 Avenue of the Americas
New York, NY 10020

Ladies and Gentlemen:

     You and we are parties to (a) that certain First Amended and Restated Senior Subordinated Note Purchase Agreement by and between Capital Resource Lenders III, L.P. ("CRL") and Lionbridge Technologies, Inc., formerly known as Lionbridge Technologies Holdings, Inc. (the "Company") dated as of February 26, 1999 (as amended, the "CRL Purchase Agreement"), (b) the First Amended and Restated 12% Senior Subordinated Note of the Company in favor of CRL, dated February 26, 1999 (the "CRL Note"), (c) the Senior Subordinated Note Purchase Agreement by and among the Company, Morgan Stanley Venture Capital Fund II Annex, L.P. ("MS Fund II") and Morgan Stanley Venture Investors Annex, L.P. ("MS Investors"), dated as of March 9, 1999 (the "MS Purchase Agreement"), (d) the 12% Senior Subordinated Note of the Company in favor of MS Fund II dated March 9, 1999 (the "MS Fund II Note"), and (e) the 12% Senior Subordinated Note of the Company in favor of MS Investors dated March 9, 1999 (the "MS Investor Note").

     For good and valuable consideration, the Company, CRL, MS Fund II and MS Investors hereby agree as follows:

     Each of the CRL Purchase Agreement and the MS Purchase Agreement is hereby amended as follows, effective upon the closing of a Liquidity IPO (as defined in Section 1.01 of each of the CRL Purchase Agreement and the MS Purchase Agreement):

     (a) Section 2.06(a) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(a) REQUIRED PERIODIC REDEMPTION. [Intentionally Omitted]"

     (b) Section 2.06(b) thereof is deleted in its entirety, and the following is substituted in lieu thereof:

     "(b) REQUIRED REDEMPTIONS IN THE EVENT OF A QUALIFYING LIQUIDITY EVENT. In the event of a Qualifying Liquidity Event, the Company agrees to redeem, without premium, (i) fifty percent (50%) of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the closing of such Liquidity Event, and (ii) the remaining amount of the Notes then outstanding, together with all accrued and unpaid interest and penalties, if any, then due thereon, on the earlier to occur of
(A) August 25, 2001 and (B) the closing of a firm commitment underwritten public offering of securities pursuant to a registration statement filed with the Commission under the Securities Act in which the aggregate gross proceeds to the Company are at least $10 million."

     (c) Section 7.02(b) thereof is hereby amended by deleting from the third line thereof, the figure "$15,000,000" and substituting in lieu thereof the figure "$20,000,000".

     d) Section 7.01(j) and (k) and Section 7.02(c), (k) and (l) are deleted in their entirety.

                [remainder of Page Intentionally Left Blank]

     In witness whereof, the parties have caused this letter agreement to be executed as of the date first above written.


                                     Very truly yours,

                                     LIONBRIDGE TECHNOLOGIES, INC.


                                     By:
                                            -----------------------------
                                     Name:
                                            -----------------------------
                                     Title:
                                            ------------------------------


Accepted and Agreed:

CAPITAL RESOURCE PARTNERS III, L.P.

By: Capital Resource Partners III, L.L.C.
    General Partner

By: -------------------------------------
Name: -----------------------------------
      Member


MORGAN STANLEY VENTURE CAPITAL FUND II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.
    General Partner

By: Morgan Stanley Venture Capital II, Inc.
    Managing General Partner

By: -------------------------------------
Name: -----------------------------------
Title: ----------------------------------



MORGAN STANLEY VENTURE INVESTORS II ANNEX, L.P.

By: Morgan Stanley Venture Partners II, L.P.
    General Partner

By: Morgan Stanley Venture Capital II, Inc.
    Managing General Partner

By: -------------------------------------
Name: -----------------------------------
Title: ----------------------------------